Exhibit B



                             JOINT FILING AGREEMENT

                     This Agreement is filed as an exhibit to Schedule 13G being filed by Circle T Partners, L.P., Circle T Partners (QP) L.P., Circle T International, Ltd., and Seth Tobias in compliance with Rule 13d-1(k) of the Securities and Exchange Commission, which requires an agreement in writing indicating that the Schedule 13G to which this Agreement is attached is filed on behalf of the below-named entities, that they are each responsible for the timely filing of the Schedule 13G and any amendments thereto and for the completeness and accuracy of the information concerning such persons contained therein.


                     This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.


Dated this 9th day of December, 2004



                               CIRCLE T PARTNERS, L.P.

                               By:    /s/ Seth Tobias
                                      ---------------------------------
                                      Seth Tobias, Managing Member of
                                      the General Partner

                               CIRCLE T PARTNERS (QP), L.P.

                               By:    /s/ Seth Tobias
                                      ---------------------------------
                                      Seth Tobias, Managing Member of
                                      the General Partner


                               CIRCLE T INTERNATIONAL, LTD.

                               By:    /s/ Seth Tobias
                                      ---------------------------------
                                      Seth Tobias, President of the General
                                      Partner of the Investment Manager


                                      /s/ Seth Tobias
                                      ---------------------------------
                                      Seth Tobias